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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                February 25, 1998
                Date of Report (Date of Earliest Event Reported)


 Sequoia Mortgage Funding Corporation (as Sponsor of Sequoia Mortgage Trust 2,
   the Issuer of Collateralized Mortgage Bonds under an Indenture dated as of
                                October 1, 1997)


                      SEQUOIA MORTGAGE FUNDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                     333-22681-2               91-1771827
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

             591 Redwood Highway, Suite 3120, Mill Valley, CA 94941
                    (Address of Principal Executive Offices)



                                 (415) 381-1765
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.              OTHER EVENTS

                     Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized Mortgage Bonds issued by Sequoia Mortgage Trust 2 (the "Bonds").

                     The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c).           Exhibits

                     10.1 Monthly Payment Date Statement distributed to Bondholders, dated February 25, 1998.



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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 1998



                                        SEQUOIA MORTGAGE FUNDING
                                        CORPORATION


                                        By:        /s/ Vickie L. Rath
                                             -----------------------------------
                                             Vickie L. Rath
                                             Treasurer and Assistant Secretary
                                            (Principal Financial Officer and
                                             and Principal Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit Number                                                      Page Number
--------------                                                     ------------

10.1  Monthly Payment Date Statement distributed to
      Bondholders, dated February 25, 1998..............................5